UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2012

Universal Gold Mining Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-140900	20-4856983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Mr. Craig Niven 18 Pall Mall, 2nd Floor London, United Kingdom		SW1Y 5LU
(Address of principal executive offices)		(Zip Code)

(702) 800-7323

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On February 28, 2012, Universal Gold Mining Corp. (the “Company”) was notified by the British Columbia Securities Commission that the Company’s application for removal of the Canadian Cease Trade Order, dated February 16, 2011, had been granted, effective as of such date.

A copy of the British Columbia Securities Commission’s Revocation Order of its previous Cease Trade Order and the Company’s related press release are attached as exhibits to this Current Report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document
99.1	Revocation Order by the British Columbia Securities Commission, dated February 28, 2012, of its Cease Trade Order, dated February 16, 2011.
99.2	Press Release dated March 1, 2012, as released in Canada and filed on the SEDAR System.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL GOLD MINING CORP.

By:	/s/ Craig Niven
Name: Title:	Craig Niven Interim Chief Executive Officer, Interim Chief Financial Officer and Assistant Secretary

Dated: March 2, 2012